SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report    July 19, 2002
                (Date of earliest event reported)    July 18, 2002


                            SEVEN SEAS PETROLEUM INC.
             (Exact Name of registrant as Specified in its Charter)

         Cayman Islands                 0-22483                  73-1468669
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                            Identification Number)



                5555 SAN FELIPE, SUITE 1700, HOUSTON, TEXAS  77056
                 (Address of Principal Executive Offices)  (Zip Code)


       Registrant's telephone number, including area code: (713) 622-8218

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


The Audit Committee of the Board of Directors of Seven Seas Petroleum Inc. ("Seven Seas") annually considers and recommends to the Board the selection of Seven Seas' independent public accountants. As recommended by Seven Seas' Audit Committee, Seven Seas' Board of Directors decided to no longer engage Arthur Andersen LLP ("Andersen") as Seven Seas' independent public accountants.
Deloitte & Touche LLP has been selected to serve as Seven Seas' independent public accountants going forward.

Andersen's reports on Seven Seas' consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, and, with the exception of the going concern modification for the year ended December 31, 2000, the reports were not modified or qualified as to uncertainty, audit scope or accounting principles.

During Seven Seas' two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Seven Seas' consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Andersen with a copy of the foregoing disclosures. Arthur Andersen has informed the Company that it is no longer permitted to provide the letters required by form 8-K.

During Seven Seas' two most recent fiscal years and through the date of this Form 8-K, Seven Seas did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Seven Seas' consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

       10       July 18, 2002         press release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SEVEN SEAS PETROLEUM INC.


                                        By:   LARRY A. RAY
                                        Name: Larry A. Ray
                                        Title: President

                                        By:    RONALD A. LEFAIVE
                                        Name:  Ronald A. Lefaive
July 19, 2002                           Title:  Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
  No.       Description                          Method of Filing
-------     -----------                          ----------------

  10        Press Release dated July 18, 2002    Filed herewith electronically